SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   Form 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): MARCH 7, 1997


                   Atlantic International Entertainment, Ltd.
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             (Exact name of registrant as specified in its charter)


    Delaware                     0-27256         13-3858917
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


         2200 Corporate Boulevard, Suite 317, Boca Raton, Florida 33431
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (561) 995-2190



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         (Former name or former address, if changed since last report.)




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         ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                           AND EXHIBITS.

         (a) The Registrant hereby amends Item 7 of this Form 8-K by including the required Financial Statements of Eminet Domain, Inc. ("Eminet").

         (b) The Registrant hereby amends Item 7 of this Form 8-K by including the requisite pro forma financial information of the Eminet acquisition.

         (c)  Exhibits:
                  2 Agreement for Purchase and Sale of Stock dated as of January 31, 1997 by and among the Registrant, EmiNet, and the Sellers (previously filed on this Report on Form 8-K).

                  99.1              Audited   Financial   Statements  of  Eminet
                                    Domain Inc.

                  99.2              Pro forma financial information.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ATLANTIC INTERNATIONAL
                                            ENTERTAINMENT, LTD.


Dated: September 9, 1997                    By: /s/ Richard Iamunno
                                                ------------------------
                                                Name:  Richard Iamunno
                                                Title: President


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